UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 2, 2007
Pharmion Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2525 28th Street, Boulder, Colorado		80301

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 720-564-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Press Release
Press Release

Item 8.01 Other Events.

On June 2, 2007, Pharmion Corporation (the “Company”) announced clinical data from various studies investigating the Company’s marketed and pipeline products as presented at the American Society of Clinical Oncology’s 43rd Annual Meeting.

The press releases are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K and are incorporated herein by reference in their entirety.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Clinical Data Presented on Pilot Pharmacokinetic Study of Oral Azacitidine.

99.2	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Preliminary Data for MGCD0103.

99.3	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Clinical Data Reported on Vidaza in Hematologic Malignancies and Advanced Solid Tumors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION

Date: June 4, 2007	By:	/s/ Steven N. Dupont Name: Steven N. Dupont
Title: Vice President and General Counsel

Exhibit Index

99.1	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Clinical Data Presented on Pilot Pharmacokinetic Study of Oral Azacitidine.

99.2	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Preliminary Data for MGCD0103.

99.3	Press Release issued by Pharmion Corporation on June 2, 2007 announcing Clinical Data Reported on Vidaza in Hematologic Malignancies and Advanced Solid Tumors.